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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):    DECEMBER 12, 2000



                                UTI ENERGY CORP.
               (Exact name of registrant as specified in charter)


      DELAWARE                       1-12542                           23-2037823
(State of Incorporation)      (Commission File No.)      (I.R.S. Employer Identification No.)
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 16800 GREENSPOINT PARK DRIVE, SUITE 225N
              HOUSTON, TEXAS                                            77060
 (Address of Principal Executive Offices)                             (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 873-4111

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     The Underwriting Agreement dated as of December 12, 2000 included with this report on Exhibit 1.1 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

          1.1 - Underwriting Agreement dated as of December 12, 2000 by and among UTI Energy Corp., the Selling Securityholders set forth in Schedule 1 thereto and Raymond James & Associates, Inc., in connection with UTI's Registration Statement on Form S-3 (No.
                  333-42576) filed July 28, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UTI ENERGY CORP.



Dated as of December 13, 2000                    /s/ John E. Vollmer III.
                                           -------------------------------------
                                                     John E. Vollmer III
                                              Senior Vice President, Chief
                                            Financial Officer, Secretary and
                                                         Treasurer

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                                INDEX TO EXHIBITS

       Number                            Exhibit
       ------                            -------

         1.1 Underwriting Agreement dated as of December 12, 2000 by and among UTI Energy Corp., the Selling Securityholders set forth in Schedule 1 thereto and Raymond James & Associates, Inc., in connection with UTI's Registration Statement on Form S-3
                   (No. 333-42576) filed July 28, 2000.